OCTOBER 28, 2024
SUPPLEMENT TO
HARTFORD MULTI-STRATEGY FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) Effective after the close of business on October 25, 2024, the Hartford AARP Balanced Retirement Fund was reorganized into The Hartford Conservative Allocation Fund pursuant to an Agreement and Plan of Reorganization. Accordingly, all references to the Hartford AARP Balanced Retirement Fund and the Balanced Retirement Fund in the above referenced Statutory Prospectus are deleted in their entirety effective immediately.
(2) Effective immediately, in the table on the cover page of the above referenced Statutory Prospectus, the “N/A” next to Class Y of The Hartford Conservative Allocation Fund is deleted and replaced with “HCVYX.”
(3) Effective immediately, under the heading “The Hartford Conservative Allocation Fund Summary Section –  Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	R6	Y	F
Management fees(2)	None	None	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(3)	0.28%	0.34%	0.28%	0.37%	0.33%	0.28%	0.17%	0.28%	0.17%
Acquired fund fees and expenses	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Total annual fund operating expenses(4),(5)	0.99%	1.80%	0.74%	1.33%	1.04%	0.74%	0.63%	0.74%	0.63%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Management fees” have been restated to reflect the elimination of the contractual investment management fee effective as of the close of business on October 25, 2024.
(3)
“Other expenses” for Classes C, I, and R3 have been restated to reflect current expenses. “Other expenses” for Class R6 and Y shares are estimated for the current fiscal year.
(4)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report or semi-annual report in the financial highlights table for the applicable period, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses or the restated management fee.
(5)
Effective as of the close of business on October 25, 2024, Hartford Funds Management Company, LLC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.13% (Class A), 1.89% (Class C), 0.84% (Class I), 1.44% (Class R3), 1.14% (Class R4), 0.84% (Class R5), 0.73% (Class R6), 0.84% (Class Y), and 0.73% (Class F). This contractual arrangement will remain in effect until February 28, 2026 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same
●
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$645	$848	$1,067	$1,696
C	$283	$566	$975	$2,116
I	$76	$237	$411	$918
R3	$135	$421	$729	$1,601
R4	$106	$331	$574	$1,271
R5	$76	$237	$411	$918
R6	$64	$202	$351	$786
Y	$76	$237	$411	$918
F	$64	$202	$351	$786
If you did not redeem your shares:

C	$183	$566	$975	$2,116
(4) Effective immediately, under the heading “The Hartford Conservative Allocation Fund Summary Section –  Purchase and Sale of Fund Shares” in the above referenced Statutory Prospectus, the “*” next to Class Y in the table is deleted and the text of the footnote for Class R6 in the table is deleted in its entirety and replaced with the following:
*
Class R6 is not currently available for purchase and not currently sold in any State, including Oklahoma, Nebraska and Montana, or to residents of any State, including Oklahoma, Nebraska and Montana.
(5) Effective immediately, under the heading “The Investment Manager and Sub-Adviser” in the above referenced Statutory Prospectus, the sub-section entitled “AARP Non-Affiliation Disclaimer” is deleted in its entirety.
(6) Effective immediately, under the heading “Classes of Shares” in the above referenced Statutory Prospectus, the text of footnote 2 in the share class table is deleted in its entirety and replaced with the following:
(2)
Class R6 of the Conservative Allocation Fund is not currently available for purchase and not currently sold in any State, including Oklahoma, Nebraska and Montana, or to residents of any State, including Oklahoma, Nebraska and Montana.
(7) Effective immediately, under the heading “Classes of Shares –  How Sales Charges Are Calculated –  Front-End Sales Charge Waivers for Class A Shares” in the above referenced Statutory Prospectus, the following waiver is added:
●
each investor who received Class A shares of the Conservative Allocation Fund in connection with the reorganization that occurred after the close of business on October 25, 2024 and who wishes to purchase additional Class A shares of the Conservative Allocation Fund in the same account.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7689
October 2024